INCENTIVE STOCK OPTION AGREEMENT


     THIS AGREEMENT is executed this __________ day of July 1997, by and between FAC REALTY, INC. (formerly known as Factory Stores of America, Inc.), a Delaware corporation (the "Company"), and PATRICK M. MINIUTTI, an individual (the "Holder"), pursuant to and under authority of the Factory Stores of America, Inc., 1993 Amended and Restated Employee Stock Incentive Plan (the "Plan").

                              W I T N E S S E T H:

     WHEREAS, Factory Stores of America, Inc., and the Holder entered into that certain Incentive Stock Option Agreement dated as of August 26, 1996 (the "Prior Agreement"); and

     WHEREAS, pursuant to the Plan, the Administrator may grant new stock options to an optionee, on terms and conditions determined by the Administrator, upon the voluntary surrender of Stock Options previously granted to such optionee; and

     WHEREAS, as part of the Holder's future compensation arrangements, the Administrator has determined it is in the best interests of the Company to accept the voluntary surrender of existing Stock Options granted to the Holder under the Prior Agreement, and to replace such options as provided more fully herein; and

     WHEREAS the Company and the Holder desire to terminate the Prior Agreement, and the Holder desires to surrender, and the Company desires to accept such surrender, all shares and options and all rights granted under the Prior Agreement; and

     WHEREAS, the Company desires to provide the Holder with an option to purchase Eighty-Eight Thousand Eight Hundred Eighty-Five (88,885) shares of Common Stock, $0.01 par value, of the Company ("Shares"); and

     WHEREAS, the Holder desires to accept such option;

     NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto hereby agree as follows:

     1. Grant of Option. The Company does hereby grant to the Holder, and the Holder does hereby accept, the right and option (the "Option") to purchase, at the option of the Holder, 88,885 Shares at the option price of $5.625 per Share and upon and subject to the other terms and conditions hereof. Notwithstanding the foregoing, if at any time or from time to time the number of Shares are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise), then (i) there shall automatically be substituted, for each Share for which the Option has not been exercised, the number and kind of shares of stock or other securities into


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which each outstanding share shall be changed or for which each such share shall be exchanged, and (ii) the option price per Share shall be increased or decreased proportionately so that the aggregate exercise price for the Shares subject to the Option shall remain the same as immediately prior to such event. In addition to the foregoing, the Company shall be entitled in the event of any such increase, decrease or exchange of Shares to make adjustments to this Agreement (including adjustments which may provide for the elimination of fractional shares) which do not have a material adverse effect upon the Holder, where necessary to preserve the terms and conditions hereof.

     2. Term of the Option. Subject to the other terms and conditions hereof, the Option shall vest with respect to Seventeen Thousand Seven Hundred Seventy-Seven (17,777) Shares on April 1, 1997 (the "Effective Date") and shall vest with respect to Seventeen Thousand Seven Hundred Seventy-Seven (17,777) Shares per year on the first through fourth anniversaries of the Effective Date, and is exercisable, in whole or in part, only with respect to those Shares for which the Option has become vested. Shares for which the Option has become exercisable shall be referred to herein as "Vested Shares," and Shares for which the Option has not become exercisable shall be referred to herein as "Unvested Shares." The Option shall terminate on April 1, 2007, and must be exercised, if at all, before such date and shall not thereafter be exercisable, notwithstanding anything herein to the contrary. The "Effective Date" for the purpose of this Paragraph 2 shall be the date first above written.

     3. 1993 Amended and Restated Employee Stock Incentive Plan. This Option is in all respects subject to the terms and conditions of the Plan, which is incorporated by reference herein.

     4. Exercise. (i) Subject to the other terms and conditions hereof, and provided payment is made as provided below, the Option shall be exercisable from time to time by written notice to the Company (in the form required by the Company) which shall:

          (a) state that the Option is thereby being exercised, the number of Shares with respect to which the Option is being exercised, each person in whose name any certificates for the Shares should be registered and such person's address and social security number;

          (b) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by anyone other than the Holder, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Option under all applicable laws and regulations; and

          (c) be accompanied by such representations, warranties or agreements with respect to the investment intent of such person or persons exercising the Option and the compliance with any applicable law or regulation or to confirm any factual matters as the Company or its counsel may reasonably request, in form and substance satisfactory to counsel for the Company.

               (ii) Payment of the Option price may be made, in the discretion of the


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          person exercising the Option, in one of the following  manners,  or in any other manner approved by the Administrator (as "Administrator" is defined in the Plan), in its sole discretion:

          (a) the written notice to the Company described above may be accompanied by full payment of the option price in cash or by check, or, with the consent of the Company, in whole or in part with a surrender of previously acquired Shares of the Company having a Fair Market Value (as defined below) on the date of exercise equal to that portion of the purchase price for which payment in cash or check is not made. The later of the dates on which such notice and payment are received by the Company shall be the date of exercise of the Option; and

          (b) within five days of the giving of the written notice to the Company described above, the funds to pay for exercise of the Option may be delivered to the Company a broker acting on behalf of the person exercising the Option either in connection with the sale of the Shares underlying the Option or in connection with the making of a margin loan to such person to enable payment of the exercise price of the Option. The later of the dates on which such notice and payment are received by the Company shall be the date of exercise of the Option. In connection with any such exercise, the Company will provide a copy of the notice of exercise of the Option to the aforesaid broker upon receipt by the Company of such notice and will deliver to such broker, within five business days of the delivery of such notice to the Company, a certificate or certificates (as requested by the broker) representing the number of Shares underlying the Option that have been sold by such broker for the person exercising the Option.

               (iii) For purposes hereof, the "Fair Market Value" of a Share as of a given date shall be (in order of applicability): (a) the closing price of a Share on the principal exchange on which the Shares are then trading, if any, on the day immediately prior to such date, or if Shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (b) if Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, (1) the last sale price (if Shares are then listed as a National Market Issue under the NASD national Market System), or (2) if Shares are not then so listed, the mean between the closing representative bid and asked prices for Shares on the day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for Shares, on the day previous to such date, as determined in good faith by the Administrator; and (d) if Shares are not publicly traded, the fair market value established by the Administrator acting in good faith.

               (iv) Upon exercise of the Option and the satisfaction of all conditions thereto, the Company shall deliver a certificate or certificates for Shares to the specified person or persons at the specified time upon receipt of payment for such Shares as set forth above.

     5. Termination of Employment. If the Holder's employment with the Company ends on account of his death or permanent and total disability, the Option shall automatically become vested with respect to all Shares, and the Option must be exercised, if at all, within the one-year period ending on the anniversary of such death or permanent and total disability. In the


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case of death,  the Option  shall be  exercised  by the  Holder's  estate or the person designated by the Holder by will, or as otherwise designated by the laws of descent and distribution. If the Holder's employment with the Company ends due to termination of his employment by the Company "without cause" (as defined in Section 8 of the Plan), the Option may and must be exercised, if at all, with respect to any or all of the Vested Shares, within one year of the date of such termination. In all other instances that the Holder ceases to be an employee of the Company, the Holder shall have no right after his employment ends to exercise all or any part of this Option with respect to either Vested or Unvested Shares. For purposes hereof, "permanent and total disability" is defined in Section 8 of the Plan.

     6. Transferability. The Option and the Holder's rights therein are not transferable by the Holder, except upon the death of the Holder as provided in Paragraph 5. The Option is exercisable (subject to any other applicable restrictions on exercise) only by the Holder, except when a guardian or other legal representative has been duly appointed for the Holder and except in the event of the Holder's death as provided in Paragraph 5.

     7. Taxes. The Holder hereby agrees to pay to the Company any federal, state or local taxes of any kind that may be required by law to be withheld and remitted by the Company with respect to the Option and the exercise thereof. If the Holder does not make such payment to the company, the Company, to the extent required or permitted by law, shall have the right to withhold from any payment of any kind otherwise due to the Holder from the Company, any federal, state or local taxes of any kind required by law to be withheld with respect to the Option or the Shares which are the subject of the Option. The Administrator, in its sole discretion, may permit the Holder to pay such taxes through the withholding of Shares otherwise deliverable to the Holder upon exercise of the Option or the delivery to the Company of Common Shares otherwise acquired by the Holder. The fair market value of Common Shares withheld by the Company or tendered to the Company for the satisfaction of any tax withholding obligations determined to exist under this Paragraph 8 shall be determined on the date such Common Shares are withheld or tendered.

     8. Intent. This Option is an incentive stock option as defined in Section 422 of the Code.

     9. Securities Law Compliance. Notwithstanding any provision of this Agreement to the contrary, the Option shall not be exercisable unless, at the time the Holder attempts to exercise the Option, in the opinion of counsel for the Company, all applicable securities laws, rules and regulations have been complied with. The Holder agrees that the Administrator may impose such restrictions on the Shares as are deemed advisable by the Administrator, including, without limitation, restrictions relating to listing or trading requirements. The Holder further agrees that certificates representing the Shares may bear such legends and statements as the Administrator shall deem appropriate or advisable to assure, among other things, compliance with applicable securities laws, rules and regulations.

     10. Rights of the Holder. The Holder shall have no dividend, voting or other rights of a stockholder with respect to the Shares which are subject to the Option prior to the purchase of such Shares upon exercise of the Option and the execution and delivery of all other documents


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and instruments deemed necessary or desirable by the Company.

     11. Surrender of Outstanding Stock Options; Termination of Prior Agreement. The Holder hereby voluntarily surrenders all outstanding stock options, whether vested or unvested, granted under the Prior Agreement, and the Company accepts such surrender. The Prior Agreement is hereby terminated and of no further force and effect. All shares and options and all rights granted under the Prior Agreement are hereby terminated and canceled.

     12. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent otherwise governed by Federal law. All capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

     IN WITNESS WHEREOF, the parties have subscribed their names hereto as of the date first above written.

                                     FAC REALTY, INC., a Delaware corporation



                                     By: ____________________________________



                                     ________________________________________
                                                Patrick M. Miniutti


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